                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                Current Report
                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) May 20, 1996
                                                          ------------


                          REPUBLIC INDUSTRIES, INC.
                          -------------------------
            (Exact name of registrant as specified in its charter)


                                   Delaware
                                   --------
                (State or other jurisdiction of incorporation)


                       0-9787                            73-1105145
                       ------                            ----------
                    (Commission                         (IRS Employer
                    File Number)                      Identification No.)


          200 East Las Olas Boulevard
                  Suite 1400
              Ft. Lauderdale, FL                            33301
    --------------------------------------                 --------
   (Address of principal executive offices)               (Zip Code)


      Registrant's telephone number, including area code (954) 627-6000
                                                         --------------


                                     N.A.
                  ------------------------------------------
        (Former name or former address, if changed since last report)

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Item 5.  Other Events.

Private Placement.

On May 20, 1996, Republic Industries, Inc. (the "Registrant") sold 4,939,200 shares of its common stock, $0.01 par value ("Common Stock"), in a private placement to certain institutional investors. The shares were issued at $40.50 per share, resulting in net proceeds to the Registrant of approximately $197,500,000 after deducting fees and commissions.

The preceding description of the private placement is qualified in its entirety by reference to the Press Release, dated May 20, 1996, attached hereto as
Exhibit 99.1, which is incorporated herein by reference.

Continental Waste Industries, Inc.

Separately, on May 20, 1996, the Registrant announced its intention to acquire Continental Waste Industries, Inc. ("Continental") in a merger transaction. Under the terms of the proposed transaction, each share of Continental's common stock would be exchanged for 2/5ths of a share of Common Stock.

Consummation of the transaction described above is subject, among other things, to negotiation and execution of a definitive agreement, approval by the Registrant's and Continental's respective Boards of Directors, approval of Continental's shareholders and other customary conditions, including regulatory approvals.

The descriptions contained herein of the transaction are qualified in their entirety by reference to the Press Release, dated May 20, 1996, attached hereto as Exhibit 99.2, which is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (a)   Not applicable.

         (b)   Not applicable.

         (c)   Exhibits.

               The Exhibits to this Report are listed in the Exhibit Index set forth elsewhere herein.

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                                   SIGNATURES


    Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       REPUBLIC INDUSTRIES, INC.


                                      By: /s/ Richard L. Handley
                                          -----------------------------
                                          Richard L. Handley
                                          Senior Vice President



Date: May 21, 1996
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                        REPUBLIC INDUSTRIES, INC.

                              EXHIBIT INDEX



     Number and
Description of Exhibit
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
     1.      None

     2.      None

     4.      None

    16.      None

    17.      None

    21.      None

    23.      None

    24.      None

    27.      None

    99.1     Press Release, dated May 20, 1996.

    99.2     Press Release, dated May 20, 1996.
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